                                                                   EXHIBIT 10.18

                          LINE OF CREDIT AUTHORIZATION

Borrower: Broadview Media, Inc.     Lender: Terry Myhre
          4455 W. 77th Street               Minnesota School of Business
          Edina, MN  55435                  1401 W. 76th Street
                                            Richfield, MN  55423
                                            Phone: 612-861-2000
                                            Fax: 612-861-5548
                                            E-mail: tmyhre@msbcollege.edu

LOAN TYPE. This is a Fixed Rate Nondisclosable Revolving Line of Credit Loan to a Corporation for $800,000.00 due on October 31, 2006. The reference rate ("Prime Rate" or successor rate as published daily in the Wall Street Journal-Midwest Edition, currently 4.00%) is added to a margin of 1.5%, resulting in a fixed rate of 5.5%. This is an unsecured renewal loan. The Board of Directors at the May 19th, 2004 meeting authorized this line of credit.

PRIMARY PURPOSE. The Primary Purpose of this loan is for: Business Purposes.

SPECIFIC PURPOSE. The specific purpose of this loan is: An Express Revolving Line of Credit.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $800,000.00 at the request of the borrower.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED MAY 27, 2004.

BORROWER:                                    LENDER:

BROADVIEW MEDIA, INC.                        TERRY MYHRE

BY: /S/ MARK WHITE                       BY: /S/ TERRY MYHRE
    ------------------------------           ---------------------------------
MARK WHITE/CHIEF OPERATING OFFICER           TERRY MYHRE/MN SCHOOL OF BUSINESS

BY: /S/ H. MICHAEL BLAIR
    ------------------------------------
H. MICHAEL BLAIR/CHIEF FINANCIAL OFFICER

                                                                   EXHIBIT 10.18

                                 PROMISSORY NOTE

BORROWER: Broadview Media, Inc.     LENDER: Terry Myhre
          4455 W. 77th Street               Minnesota School of Business
          Edina, MN  55435                  1401 W. 76th Street
                                            Richfield, MN  55423
                                            Phone:  612-861-2000
                                            Fax:  612-861-5548
                                            E-mail:  tmyhre@msbcollege.edu

PRINCIPAL AMOUNT: $800,000.00  INITIAL RATE: 5.5%  DATE OF NOTE: May 27, 2004

PROMISE TO PAY. Broadview Media, Inc. ("Borrower") promises to pay to Terry Myhre ("Lender"), or order, in lawful money of the United States of America, the principal amount of Eight Hundred Thousand & 00/100 Dollars ($800,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on October 31,2006. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning June 15, 2004, with all subsequent interest payments to be due on the same day of each month after that. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

FIXED INTEREST RATE.  The Interest rate on this Note is fixed.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

      PAYMENT DEFAULT. Borrower fails to make any payment when due under this Note.

      OTHER DEFAULTS. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

      FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

      INSOLVENCY. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

      CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity of reasonableness of the claim which is the basis of the creditor or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

      EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note. In the event of a death, Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's reasonable attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including reasonable attorneys' fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

GOVERNING LAW. This Note will be governed by, construed and enforced in accordance with federal law and the laws of the State of Minnesota. This Note has been accepted by Lender in the State of Minnesota.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

SECTION DISCLOSURE. This loan is made under Minnesota Statutes, Section 47.59.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:                                 LENDER:

BROADVIEW MEDIA, INC.                     TERRY MYHRE

BY: /S/ MARK WHITE                        BY: /S/ TERRY MYHRE
    ----------------------------------        ---------------------------------
    MARK WHITE/CHIEF OPERATING OFFICER        TERRY MYHRE/MN SCHOOL OF BUSINESS